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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 22, 2001

                    [VLASIC FOODS INTERNATIONAL, INC. LOGO]
             (Exact name of registrant as specified in its charter)

      NEW JERSEY               1-13933               52-2067518
(STATE OF INCORPORATION)  (COMMISSION FILE  (IRS EMPLOYER IDENTIFICATION NO.)
                               NUMBER)

                                  VLASIC PLAZA

                              SIX EXECUTIVE CAMPUS

                       CHERRY HILL, NEW JERSEY 08002-4112

                          (PRINCIPAL EXECUTIVE OFFICES)

                        TELEPHONE NUMBER: (856) 869-7100
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Item 2.  Acquisition or Disposition of Assets.

                  On April 5, 2001, Stratford-upon-Avon Foods Limited, an indirect wholly owned subsidiary of Vlasic Foods International Inc. (the "Company"), completed the sale of substantially all of the assets related to its canned and jarred pickle, fruit and vegetable products business in the United Kingdom (the "SONA Business") to Chivers Hartley Limited for approximately $17.6 million, subject to certain adjustments. On April 5, 2001, Freshbake Foods Limited, a wholly owned subsidiary of the Company, completed the sale of substantially all of the assets related to its frozen pastry and sausage products business in the United Kingdom (the "Freshbake Business") to Smoothrun Limited and Ezzentialize Limited for approximately $2.7 million, subject to certain adjustments. A total of $7.7 million of the above sale proceeds were retained as escrow funds pursuant to the terms of the purchase agreements for the SONA Business and the Freshbake Business. Under the terms of the transactions, the Company's United Kingdom subsidiaries retained cash on hand and also retained certain liabilities that are required to be liquidated prior to making final distributions to the Company.

                  On May 23, 2001, the Company reported in a press release (Exhibit 99.1) that the Company and certain of its United States and Canadian subsidiaries (collectively, the "Seller") completed the sale of substantially all of the assets relating to the Seller's pickle products, barbecue sauce and grilling sauce products and frozen foods products businesses (collectively, the "North American Business") to Pinnacle Foods Corporation (formerly named HMTF Foods Acquisition Corp.) ("PFC"), an affiliate of Hicks, Muse, Tate & Furst Incorporated, pursuant to an Asset Purchase Agreement, dated as of April 3, 2001, by and among the Seller and PFC (as amended and supplemented, the "Asset Purchase Agreement"). The stated sale price was $370,000,000, plus warrants to purchase shares of the common stock of PFC or its parent corporation, subject to certain adjustments principally related to working capital. As a result of these adjustments, the Company received $335.3 million at closing, including $6 million deposited into an escrow account based on the terms of the Asset Purchase Agreement. Separately, the Company's cash balance increased by more than $35 million since January 28, 2001, driven principally by seasonal liquidations of inventories. As a result of the sales of the North American Business, the SONA Business and the Freshbake Business, the Company and its subsidiaries are left with no business activities and no substantial operating assets.

                  The foregoing description of the Asset Purchase Agreement and the transactions contemplated thereby is qualified in its entirety by the full text of the Asset Purchase Agreement (including the First, Second and Third Amendments thereto) which is incorporated by reference into this Current Report on Form 8-K as set forth in Exhibits 2.1, 2.2, 2.3 and 2.4.

                  On May 31, 2001, the Company announced in a press release (Exhibit 99.2) that it expects to file a Chapter 11 bankruptcy plan with the United States Bankruptcy Court in Wilmington, Delaware within two weeks after May 31, 2001. The press release also announced that because the proceeds from asset sales are not sufficient to pay creditors in full, the Chapter 11 bankruptcy plan will not provide for any distributions to holders of Company common stock.

                  Pursuant to an order of the Bankruptcy Court, the Company intends within the next week to use more than $320 million of the proceeds from the sale of the North American Business to repay amounts outstanding under its senior secured credit facility. After paying administrative and other priority claims, the remaining proceeds from the liquidation of estate assets will be distributed pursuant to the Company's Chapter 11 bankruptcy plan.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(b)      Pro Forma Financial Information.

         The unaudited pro forma earnings statements of Vlasic Foods International Inc. and its subsidiaries for the year ended July 30, 2000 and the six months ended January 28, 2001, and the unaudited pro forma balance sheet of Vlasic Foods International Inc. and its subsidiaries as of January 28, 2001 are attached hereto as Exhibit 99.3.


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(c)      Exhibits.

No.               Description

2.1 Asset Purchase Agreement, dated as of April 3, 2001, by and among Vlasic Foods International Inc., VF Brands, Inc., Aligar, Inc., Cargal, Inc., Vlasic Foods Distribution Company, Vlasic Standards, Inc., Vlasic Foods Canada, Inc., Vlasic International Brands, Inc., Vlasic International Sales Inc. and HMTF Foods Acquisition Corp. (the "Asset Purchase Agreement") (incorporated by reference to Exhibit 2.1 of Vlasic Food International's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 9, 2001).

2.2 First Amendment to the Asset Purchase Agreement, effective as of April 20, 2001.

2.3      Second Amendment to the Asset Purchase Agreement, dated as of May 16,
         2001.

2.4      Third Amendment to the Asset Purchase Agreement, dated as of May 22,
         2001.

99.1     Press Release of Vlasic Foods International Inc., dated May 23, 2001.

99.2     Press Release of Vlasic Foods International, Inc. dated May 31, 2001.

99.3 The unaudited pro forma earnings statements of Vlasic Foods International Inc. and its subsidiaries for the year ended July 30, 2000 and the six months ended January 28, 2001, and the unaudited pro forma balance sheet of Vlasic Foods International Inc. and its subsidiaries as of January 28, 2001.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 VLASIC FOODS INTERNATIONAL INC.




Date:  June 6, 2001                              By: /s/ Joseph Adler
                                                    ----------------------------
                                                           Joseph Adler
                                                  Vice President and Controller
                                            (Principal Financial and Accounting
                                                             Officer)





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                                  EXHIBIT INDEX

Exhibit No.       Description

2.1 Asset Purchase Agreement, dated as of April 3, 2001, by and among Vlasic Foods International Inc., VF Brands, Inc., Aligar, Inc., Cargal, Inc., Vlasic Foods Distribution Company, Vlasic Standards, Inc., Vlasic Foods Canada, Inc., Vlasic International Brands, Inc., Vlasic International Sales Inc. and HMTF Foods Acquisition Corp. (the "Asset Purchase Agreement") (incorporated by reference to Exhibit 2.1 of Vlasic Food International's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 9, 2001).

2.2 First Amendment to the Asset Purchase Agreement, effective as of April 20, 2001.

2.3      Second Amendment to the Asset Purchase Agreement, dated as of May 16,
         2001.

2.4      Third Amendment to the Asset Purchase Agreement, dated as of May 22,
         2001.

99.1     Press Release of Vlasic Foods International Inc., dated May 23, 2001.

99.2     Press Release of Vlasic Foods International, Inc. dated May 31, 2001.

99.3 The unaudited pro forma earnings statements of Vlasic Foods International Inc. and its subsidiaries for the year ended July 30, 2000 and the six months ended January 28, 2001, and the unaudited pro forma balance sheet of Vlasic Foods International Inc. and its subsidiaries as of January 28, 2001.


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